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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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       Date of Report (Date of earliest event reported): November 12, 2001


                             Viasys Healthcare Inc.
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             (Exact name of Registrant as Specified in its Charter)


          Delaware                      001-16121                04-3505871
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(State or Other Jurisdiction     (Commission File Number)      (IRS Employer
     of Incorporation)                                       Identification No.)



700 South Henderson Road, Suite 202, King of Prussia, Pennsylvania      199406
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   (Address of Principal Executive Offices)                          (Zip Code)


Registrant's telephone number, including area code: 610-992-5881


                                 Not Applicable
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          (Former Name or Former Address if Changed Since Last Report)




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ITEM 5:  OTHER EVENTS.

COMPLETION OF THE SPIN-OFF DISTRIBUTION

     At 4 P.M. on November 15, 2001, Thermo Electron Corporation ("Thermo Electron") distributed as a dividend to its stockholders 0.1461 shares of the common stock of Viasys Healthcare Inc. (the "Company") for each share of Thermo Electron common stock outstanding as of 4 P.M. Eastern time on November 7, 2001.

     The full text of the Company's press release relating to the completion of the spin-off distribution is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by this reference.

ADOPTION OF RIGHTS PLAN

     On November 12, 2001, the Board of Directors (the "Board of Directors") of the Company declared a dividend of one preferred stock purchase right (collectively, the "Rights") for each outstanding share of the Company's common stock, $0.01 par value per share (the "Common Stock"), to stockholders of record at the close of business on November 13, 2001 (the "Record Date"). Each Right entitles the registered holder to purchase from the Company one ten-thousandth of a share of Series A junior participating preferred stock, $.01 par value per share (the "Preferred Stock"), at a purchase price of $75.00 in cash, subject to adjustment (the "Purchase Price"). The description and terms of the Rights are set forth in a rights agreement dated November 12, 2001 (the "Rights Agreement") between the Company and American Stock Transfer & Trust Company, as rights agent.

     The Company entered into the Rights Agreement in anticipation of the distribution by its former parent corporation, Thermo Electron, of all of the shares of the Company's Common Stock (together with the associated Rights) held by Thermo Electron to the stockholders of Thermo Electron (the "Spinoff Distribution"). The shares of the Company's Common Stock (together with the associated Rights) formerly held by Thermo Electron were distributed in the Spinoff Distribution on November 15, 2001 to all stockholders of record of Thermo Electron on November 7, 2001. The ownership by Thermo Electron of shares of the Company's Common Stock prior to consummation of the Spinoff Distribution did not trigger the occurrence of the Distribution Date or the exercisability of the Rights.

     As described more fully below, initially the Rights are not exercisable and will be attached to all certificates representing shares of Common Stock ("Common Stock Certificates") outstanding and no separate certificates representing the Rights (the "Rights Certificates") will be distributed. The Rights will separate from the Common Stock, and the "Distribution Date" will occur, upon the earlier of (i) 10 business days following the first date of a public announcement that a person or group of affiliated or associated persons (an "Acquiring Person") has acquired, or obtained the right to acquire, beneficial ownership of 15% or more of the outstanding shares of Common Stock (the "Stock Acquisition Date"), or (ii) 10 business days following the commencement of a tender offer or exchange offer that would result in a person or group beneficially owning 15% or more of the outstanding shares of Common Stock. The Distribution Date may be deferred in circumstances determined by the Board of Directors. In addition, certain inadvertent acquisitions will not trigger the occurrence of the Distribution Date. Until the Distribution Date (or earlier redemption or expiration of the Rights), (i) the Rights will be evidenced by the Common Stock Certificates outstanding on the Record Date, together with the summary of rights set forth in the Rights Agreement (the "Summary of Rights"), or by new Common Stock Certificates issued after the Record Date that contain a notation incorporating the Rights Agreement by reference, (ii) the Rights will be transferred with and only with such Common Stock Certificates; and (iii) the surrender for transfer of any certificates for Common Stock outstanding (with or without a copy of the Summary of



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Rights or such notation) will also constitute the transfer of the Rights associated with the Common Stock represented by such certificate.

     The Rights will not be exercisable until the Distribution Date and will expire upon the close of business on November 12, 2011 (the "Final Expiration Date") unless earlier redeemed or exchanged as described below. As soon as practicable after the Distribution Date, separate Rights Certificates will be mailed to holders of record of the Common Stock at the close of business on the Distribution Date and, thereafter, the separate Rights Certificates alone will represent the Rights. Except as otherwise determined by the Board of Directors, and except for shares of Common Stock issued upon exercise, conversion or exchange of then outstanding options, convertible or exchangeable securities or other contingent obligations to issue shares or pursuant to any employee benefit plan or arrangement, only shares of Common Stock issued prior to the Distribution Date will be issued with Rights.

     In the event that any person becomes an Acquiring Person, unless the event causing the 15% threshold to be crossed is a Permitted Offer (as defined in the Rights Agreement), then, promptly following the first occurrence of such event, each holder of a Right (except as provided below and in Section 7(e) of the Rights Agreement) shall thereafter have the right to receive, upon exercise, that number of shares of Common Stock of the Company (or, in certain circumstances, cash, property or other securities of the Company) that equals the exercise price of the Right divided by 50% of the Current Market Price (as defined in the Rights Agreement) per share of Common Stock at the date of the occurrence of such event. However, Rights are not exercisable following such event until such time as the Rights are no longer redeemable by the Company as described below. Notwithstanding any of the foregoing, following the occurrence of such event, all Rights that are, or (under certain circumstances specified in the Rights Agreement) were, beneficially owned by any Acquiring Person will be null and void. The event summarized in this paragraph is referred to as a "Section 11(a)(ii) Event."

     For example, at an exercise price of $75 per Right, each Right not owned by an Acquiring Person (or by certain related parties) following a Section 11(a)(ii) Event would entitle its holder to purchase for $75 such number of shares of Common Stock (or other consideration, as noted above) as equals $75 divided by one-half of the Current Market Price (as defined in the Rights Agreement) of the Common Stock at the time of such Section 11(a)(ii) Event. Assuming that the Common Stock had a Current Market Price of $25 per share at such time, the holder of each valid Right would be entitled to purchase six shares of Common Stock.

     In the event that, at any time after any person becomes an Acquiring Person, (i) the Company is consolidated with, or merged with and into, another entity and the Company is not the surviving entity of such consolidation or merger (other than a consolidation or merger which follows a Permitted Offer) or if the Company is the surviving entity, but shares of its outstanding Common Stock are changed or exchanged for stock or securities (of any other person) or cash or any other property, or (ii) more than 50% of the Company's assets or earning power is sold or transferred, each holder of a Right (other than the Acquiring Person and certain related parties) shall thereafter have the right to


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receive, upon exercise, that number of shares of common stock of the acquiring company that equals the exercise price of the Right divided by 50% of Current Market Price of such common stock at the date of the occurrence of the event. The events summarized in this paragraph are referred to as "Section 13 Events." A Section 11(a)(ii) Event and Section 13 Events are collectively referred to as "Triggering Events."

     For example, at an exercise price of $75 per Right, each Right not owned by an Acquiring Person (or by certain related parties) following a Section 13 Event would entitle its holder to purchase for $75 such number of shares of common stock of the acquiring company as equals $75 divided by one-half of the Current Market Price of such common stock. Assuming that such common stock had a Current Market Price of $25 per share at such time, the holder of each valid Right would be entitled to purchase six shares of common stock of the acquiring company.

     At any time after the occurrence of a Section 11(a)(ii) Event, when no person owns a majority of the Common Stock, the Board of Directors may exchange the Rights (other than Rights owned by such Acquiring Person that have become void), in whole or in part, at an exchange ratio of one share of Common Stock, or one ten-thousandth of a share of Preferred Stock (or of a share of a class or series of the Company's preferred stock having equivalent rights, preferences and privileges), per Right (subject to adjustment).

     The Purchase Price payable, and the number of units of Preferred Stock or other securities or property issuable, upon exercise of the Rights are subject to adjustment from time to time to prevent dilution (i) in the event of a stock dividend on, or a subdivision, combination or reclassification of, the Preferred Stock, (ii) if holders of the Preferred Stock are granted certain rights or warrants to subscribe for Preferred Stock or convertible securities at less than the then- Current Market Price of the Preferred Stock, or (iii) upon the distribution to holders of the Preferred Stock of evidences of indebtedness or assets (excluding regular periodic cash dividends paid out of earnings or retained earnings) or of subscription rights or warrants (other than those referred to above). The number of Rights associated with each share of Common Stock is also subject to adjustment in the event of a stock split of the Common Stock or a stock dividend on the Common Stock payable in Common Stock or subdivisions, consolidations or combinations of the Common Stock occurring, in any such case, prior to the Distribution Date.

     With certain exceptions, no adjustment in the Purchase Price will be required until cumulative adjustments amount to at least 1% of the Purchase Price. No fractional shares of Preferred Stock (other than fractions that are integral multiples of one ten-thousandth of a share of Preferred Stock) will be issued and, in lieu thereof, an adjustment in cash will be made based on the market price of the Preferred Stock on the last trading date prior to the date of exercise.

     Preferred Stock purchasable upon exercise of the Rights will not be redeemable. Each share of Preferred Stock will be entitled to receive, when, as and if declared by the Board of Directors, a minimum preferential quarterly dividend payment of $100.00 per share or, if greater, an aggregate dividend of 10,000 times the dividend declared per share of Common Stock. In the event of liquidation, the holders of the Preferred Stock will be



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entitled to a minimum preferential liquidation payment of $10,000 per share, plus an amount equal to accrued and unpaid dividends, and will be entitled to an aggregate payment of 10,000 times the payment made per share of Common Stock. Each share of Preferred Stock will have 10,000 votes, voting together with the Common Stock. In the event of any merger, consolidation or other transaction in which Common Stock is changed or exchanged, each share of Preferred Stock will be entitled to receive 10,000 times the amount received per share of Common Stock. These rights are protected by customary antidilution provisions. Because of the nature of the Preferred Stock's dividend, liquidation and voting rights, the value of one ten-thousandth of a share of Preferred Stock purchasable upon exercise of each Right should approximate the value of one share of Common Stock.

     At any time prior to the tenth business day (or such later date as may be determined by the Board of Directors) after the Stock Acquisition Date, the Company may redeem the Rights in whole, but not in part, at a price of $0.001 per Right (the "Redemption Price"), payable in cash or stock. Immediately upon the redemption of the Rights or such earlier time as established by the Board in the resolution ordering the redemption of the Rights, the Rights will terminate and the only right of the holders of Rights will be to receive the Redemption Price. The Rights may also be redeemable following certain other circumstances specified in the Rights Agreement.

     Until a Right is exercised, the holder thereof, as such, will have no rights as a stockholder of the Company, including, without limitation, the right to vote or to receive dividends. Although the distribution of the Rights should not be taxable to stockholders or to the Company, stockholders may, depending upon the circumstances, recognize taxable income in the event that the Rights become exercisable for Common Stock (or other consideration) of the Company or for common stock of the acquiring company as set forth above.

     Any provision of the Rights Agreement, other than the redemption price, may be amended by the Board prior to such time as the Rights are no longer redeemable. Once the Rights are no longer redeemable, the Board's authority to amend the Rights is limited to correcting ambiguities or defective or inconsistent provisions in a manner that does not adversely affect the interest of holders of Rights.

     The Rights are intended to protect the stockholders of the Company in the event of an unfair or coercive offer to acquire the Company and to provide the Board with adequate time to evaluate unsolicited offers. The Rights may have anti-takeover effects. The Rights will cause substantial dilution to a person or group that attempts to acquire the Company without conditioning the offer on a substantial number of Rights being acquired. The Rights, however, should not affect any prospective offeror willing to make an offer at a fair price and otherwise in the best interests of the Company and its stockholders, as determined by a majority of the Board. The Rights should not interfere with any merger or other business combination approved by the Board.


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     This summary description of the Rights does not purport to be complete and is qualified in its entirety by reference to the Rights Agreement and the exhibits thereto which are attached hereto as an Exhibit and are incorporated herein by this reference.

ITEM 7:  FINANCIAL STATEMENTS PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

          (c)  Exhibits.

               4.1 Rights Agreement dated November 12, 2001 by and between the Registrant and American Stock Transfer & Trust Company, as rights agent, which includes as Exhibit A the Form of Certificate of Designations of Series A Junior Participating Preferred Stock, as Exhibit B the Form of Rights Certificate and as Exhibit C the Summary of Rights to Purchase Common Stock.

               4.2 Certificate of Designations of Series A Junior Participating Preferred Stock of the Registrant.

               99.1 Press Release dated November 15, 2001 relating to the completion of the spin-off distribution.

               99.2 Press release dated November 13, 2001 relating to the adoption of the rights plan.

               99.3 Plan and Agreement of Distribution dated November 15, 2001 by and between Thermo Electron Corporation and the Registrant.

               99.4 Tax Matters Agreement dated November 15, 2001 by and between
                    Thermo Electron Corporation and the Registrant.

               99.5 Transition Services Agreement dated November 15, 2001 between Thermo Electron Corporation and the Registrant.


               99.6 Promissory Note issued by the Registrant to Thermo Electron.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        VIASYS HEALTHCARE INC.



Date: November 15, 2001                 /s/ Randy H. Thurman
                                        --------------------------------------
                                        Name: Randy H. Thurman
                                        Title: President and Chief Executive
                                               Officer




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                            EXHIBIT INDEX DESCRIPTION

Exhibit No.                Description
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 4.1     Rights Agreement dated November 12, 2001 by and between the Registrant and American Stock Transfer & Trust Company, as rights agent, which includes as Exhibit A the Form of Certificate of Designations of Series A Junior Participating Preferred Stock, as Exhibit B the Form of Rights Certificate and as Exhibit C the Summary of Rights to Purchase Common Stock.

 4.2 Certificate of Designations of Series A Junior Participating Preferred Stock of the Registrant.

99.1 Press Release dated November 15, 2001 relating to the completion of the spin-off distribution.

99.2 Press release dated November 13, 2001 relating to the adoption of the rights plan.

99.3 Plan and Agreement of Distribution dated November 15, 2001 by and between Thermo Electron Corporation and the Registrant.

99.4 Tax Matters Agreement dated November 15, 2001 by and between Thermo Electron Corporation and the Registrant.

99.5 Transition Services Agreement dated November 15, 2001 by and between Thermo Electron Corporation and the Registrant.

99.6     Promissory Note issued by the Registrant to Thermo Electron.



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